UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) AUGUST 7, 2008

                           INKSURE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          0-24431                                     84-1417774
--------------------------------------------------------------------------------
   (Commission File Number)                (IRS Employer Identification No.)

  1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL             33309
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                 (Zip Code)

                                 (954) 772-8507
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On August 7, 2008, Gadi Peleg was appointed to the board of directors of InkSure Technologies Inc. to fill a vacancy on the board. Since May of 2003, Mr. Peleg has been president of Cape Investment Advisors, Inc., a private investment firm. Mr. Peleg also serves on the board of directors of Atelier 4, Inc. a logistics firm specializing in the care and transport of fine art and antiquities which he joined in November 2005. Mr. Peleg received his BS from Columbia School of Engineering and Applied Science in 1997 and completed the Harvard Owner, President, Manager Program in 2008. In connection with his appointment to the board of directors, Mr. Peleg was granted an option under the company's 2002 Employee, Director and Consultant Stock Option Plan to purchase up to 32,083 shares of common stock at $0.30 per share. These options are immediately exercisable and expire on August 7, 2013.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               INKSURE TECHNOLOGIES, INC.
                                               (Registrant)

                                               By: /s/ Yaron Meerfeld
                                               ----------------------
                                               Yaron Meerfeld
                                               Acting Chief Executive Officer

Date: August 18, 2008